UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16437	06-1118515
(State or other jurisdiction of incorporation))	(Commission File Number	(IRS Employer Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut		06611
(Address of principal executive offices)		(Zip Code)

(203) 459-6000
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99	Press Release dated April 1, 2003

Item 9.    Regulation FD Disclosure.

The Registrant’s press release dated April 1, 2003 is attached as an Exhibit hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2003	OXFORD HEALTH PLANS, INC.

	By:	/S/ MARC M. KOLE
Marc M. Kole
Senior Vice President Finance and Principal Accounting Officer

2

OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document	Page Number
99	Press Release dated April 1, 2003	4

3